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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number   811-21689

The Piedmont Investment Trust

(Exact name of registrant as specified in charter)

120 Club Oaks Court, Suite 200 Winston-Salem, North Carolina	27104
(Address of principal executive offices)	(Zip code)

Frank L. Newbauer, Esq.

 Ultimus Fund Solutions, LLC     225 Pictoria Drive, Suite 450     Cincinnati, Ohio 45246

(Name and address of agent for service)

Registrant's telephone number, including area code:  (336) 765-2020

Date of fiscal year end:         March 31, 2012

Date of reporting period:       March 31, 2012

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

Annual Report

March 31, 2012

This report and the financial statements contained herein are submitted for the general information of the shareholders of The Piedmont Select Equity Fund (the “Fund”). This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus. Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested. Neither the Fund nor the Fund’s distributor is a bank.

The Piedmont Select Equity Fund
Letter to Shareholders	May 1, 2012

For The Piedmont Select Equity Fund’s (the “Fund”) fiscal year ended March 31, 2012, we experienced our best out-performance of the Standard and Poor’s 500 Index (the “Index”) in recent years and pulled our five-year performance record ahead of the Index by 37 basis points. We have out-performed the Index in three of the last five calendar years, with the two under-performing years (2009 and 2010) being extremely positive years for the Index and the Fund but we were not able to keep up. We are quite happy with our five-year performance, as it is in these longer periods that we try to be competitive recognizing that the majority of equity fund managers in the larger capitalization mutual funds do not beat their Indices.

We were pleased that during the fiscal year two of the Fund’s larger positions (Medco Health Solutions, Inc. and Nalco Holding Company) were successfully taken over by companies that we have owned in the past (Express Scripts, Inc. in the case of Medco) or have considered owning (Ecolab, Inc.). These two companies are now holdings in the Fund at costs that are about ½ of the current market price as we deferred much of the capital gains taxes by taking the acquiring company’s common stock. These mergers were at prices over 100% higher than the Fund’s cost basis. While we were disappointed in losing our ownership in these two fine companies, we were gratified that others perceived the value we did when we added these stocks to our Fund’s portfolio.These two situations certainly contributed to the excellent returns we had for the fiscal year ended March 31, 2012 even though the Medco acquisition did not technically close until the 1st of April. The Fund gained 13.10% vs. the Index’s gain of 8.54% for the fiscal year. Some of our notable gains include Nu Skin Enterprises, Inc. - Class A up 93%, N Holding Co./Ecolab, Inc. combination up 62%, and Visa, Inc. – Class A also up about 62%. Nu Skin Enterprises is a relative newcomer to the portfolio and was first purchased in 2010 as a replacement for Johnson & Johnson during their problems with product recalls, which seem to be continuing. Nalco Holding was part of our strategy on participation in the water scarcity theme and has been replaced in that role by Flowserve Corp. Visa is a longer term holding which continues to show good growth.

On the negative side, our largest loser was Baker Hughes, Inc. in the oil services industry which was down 42%. Baker Hughes is a longer term holding that we continue to believe is a quality company. However, the recent decline in U.S. natural gas prices have impacted the number of drilling rigs operating in the U.S., which is the source of much of Baker Hughes business. We anticipate a return to drilling in the U.S. and a shift in focus by the company to those areas overseas which are more active in drilling. Citigroup, Inc. was our second biggest loser, down 23% in the continuing drama of one of the largest financial corporations and its exposure to our own and the European financial crises. We have made money in Citigroup in the past and, if the company can execute its business plan, we expect that this will turn out to be a rewarding investment. In our view it continues to be a very cheap stock. Total S.A. - ADR lost about 18% during the Fund’s fiscal year and we have very little to say except that we expected more from this company and we expected the good dividend to provide more support. We have sold this position after the fiscal year end because of the company’s poor performance and the fear that the elections in France could lead to government interference along the lines of the Argentine government and YPF.

The last six months of the fiscal year generated extraordinary gains for the Fund and the market. We expect that there will be a reduction in the rate of gain but that the market will be positive for the balance of the year because of the attractive valuations that remain in the market. We believe that we are positioned to participate in the market gains that we foresee.

Sincerely,

David B. Gilbert

Past performance is not predictive of future performance. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Performance data current to the most recent month-end, are available by calling 1-888-859-5865.

An investor should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. The Fund’s prospectus contains this and other important information. To obtain a copy of the Fund’s prospectus please call 1-888-859-5865 and a copy will be sent to you free of charge or download a copy at www.piedmontselectequityfund.com. Please read the prospectus carefully before you invest. The Fund is distributed by Ultimus Fund Distributors, LLC.

The Letter to Shareholders seeks to describe some of the Advisor’s current opinions and views of the financial markets. Although the Advisor believes it has a reasonable basis for any opinions or views expressed, actual results may differ, sometimes significantly so, from those expected or expressed.

The Piedmont Select Equity Fund
Performance Information (Unaudited)

Comparison of the Change in Value of a $10,000 Investment in
The Piedmont Select Equity Fund and the Standard & Poor’s 500 Index

	Average Annual Total Returns(a) (for periods ended March 31, 2012)
	1 Year	5 Years	Since Inception(b)
The Piedmont Select Equity Fund	13.10%	2.38%	3.53%
Standard & Poor’s 500 Index	8.54%	2.01%	5.13%

(a)	The total returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b)	Commencement of operations was April 26, 2005.

The Piedmont Select Equity Fund
Portfolio Information March 31, 2012 (Unaudited)

The Piedmont Select Equity Fund vs. S&P 500 Index
Sector Exposure

Top 10 Equity Holdings

Security Description	% of Net Assets
QUALCOMM, Inc.	4.1%
J.M. Smucker Co. (The)	4.0%
Tractor Supply Co.	3.9%
Copart, Inc.	3.8%
Nu Skin Enterprises, Inc. - Class A	3.5%
Sigma-Aldrich Corp.	3.5%
Core Laboratories N.V.	3.4%
Ecolab, Inc.	3.3%
NIKE, Inc. - Class B	3.3%
Waters Corp.	3.2%

The Piedmont Select Equity Fund
Schedule of Investments March 31, 2012

Shares	COMMON STOCKS — 95.5%	Value
	Consumer Discretionary — 9.6%
	Hotels, Restaurants & Leisure — 2.4%
15,000	Papa John's International, Inc. *	$564,900

	Specialty Retail — 3.9%
10,000	Tractor Supply Co.	905,600

	Textiles, Apparel & Luxury Goods — 3.3%
7,000	NIKE, Inc. - Class B	759,080

	Consumer Staples — 10.2%
	Beverages — 2.7%
9,374	PepsiCo, Inc.	621,965

	Food Products — 4.0%
11,500	J.M. Smucker Co. (The)	935,640

	Personal Products — 3.5%
14,000	Nu Skin Enterprises, Inc. - Class A	810,740

	Energy — 17.2%
	Energy Equipment & Services — 6.1%
15,000	Baker Hughes, Inc.	629,100
6,000	Core Laboratories N.V.	789,420
		1,418,520
	Oil, Gas & Consumable Fuels — 11.1%
20,000	Clean Energy Fuels Corp. *	425,600
6,500	Noble Energy, Inc.	635,570
17,000	PetroBakken Energy Ltd. - Class A	284,410
17,000	Petrobank Energy and Resources Ltd. *	269,088
3,000	SM Energy Co.	212,310
30,000	SandRidge Energy, Inc. *	234,900
10,000	Total S.A. - ADR	511,200
		2,573,078
	Financials — 4.4%
	Capital Markets — 2.4%
12,000	W.P. Carey & Co. LLC	557,520

	Commercial Banks — 0.1%
8,000	Carolina Trust Bank *	16,560

	Diversified Financial Services — 1.9%
12,000	Citigroup, Inc.	438,600

The Piedmont Select Equity Fund
Schedule of Investments (Continued)

Shares	COMMON STOCKS — 95.5% (Continued)	Value
	Health Care — 14.3%
	Health Care Equipment & Supplies — 2.4%
10,000	Stryker Corp.	$554,800

	Health Care Providers & Services — 8.7%
3,000	Express Scripts Holding Co. *	162,540
7,000	Henry Schein, Inc. *	529,760
7,000	Laboratory Corp. of America Holdings *	640,780
10,000	Medco Health Solutions, Inc. *	703,000
		2,036,080
	Life Sciences Tools & Services — 3.2%
8,000	Waters Corp. *	741,280

	Industrials — 11.5%
	Airlines — 1.6%
15,000	TAM S.A. - ADR	376,950

	Commercial Services & Supplies — 3.8%
33,856	Copart, Inc. *	882,626

	Construction & Engineering — 3.1%
17,000	Chicago Bridge & Iron Co. N.V.	734,230

	Machinery — 3.0%
6,000	Flowserve Corp.	693,060

	Information Technology — 16.6%
	Communications Equipment — 4.1%
14,000	QUALCOMM, Inc.	952,280

	Computers & Peripherals — 2.3%
18,000	EMC Corp. *	537,840

	IT Services — 8.2%
9,000	Fiserv, Inc. *	624,510
12,000	Global Payments, Inc.	569,640
6,000	Visa, Inc. - Class A	708,000
		1,902,150
	Software — 2.0%
6,000	Citrix Systems, Inc. *	473,460

The Piedmont Select Equity Fund
Schedule of Investments (Continued)

Shares	COMMON STOCKS — 95.5% (Continued)	Value
	Materials — 11.7%
	Chemicals — 9.3%
12,443	Ecolab, Inc.	$767,982
16,000	Hawkins, Inc.	595,200
11,000	Sigma-Aldrich Corp.	803,660
		2,166,842
	Metals & Mining — 2.4%
10,000	Rio Tinto PLC - ADR	555,900

	Total Common Stocks (Cost $16,725,362)	$22,209,701

Shares	MONEY MARKET FUNDS — 4.2%	Value
984,596	Fidelity Institutional Money Market Portfolio - Class I, 0.22% (a) (Cost $984,596)	$984,596

	Total Investments at Value — 99.7% (Cost $17,709,958)	$23,194,297

	Other Assets in Excess of Liabilities — 0.3%	74,928

	Net Assets — 100.0%	$23,269,225

ADR - American Depositary Receipt

*	Non-income producing security.

(a)	Variable rate security. The coupon rate shown is the 7-day effective yield as of March 31, 2012.

See accompanying notes to financial statements.

The Piedmont Select Equity Fund
Statement of Assets and Liabilities March 31, 2012

ASSETS
Investments in securities:
At acquisition cost	$17,709,958
At value (Note 2)	$23,194,297
Cash	723
Receivable for investment securities sold	219,700
Dividends receivable	39,204
Other assets	12,582
Total assets	23,466,506

LIABILITIES
Payable for investment securities purchased	161,127
Payable to Advisor (Note 5)	10,414
Payable to administrator (Note 5)	6,890
Other accrued expenses	18,850
Total liabilities	197,281

NET ASSETS	$23,269,225

NET ASSETS CONSIST OF:
Paid-in capital	$19,036,394
Accumulated net realized losses from security transactions	(1,251,508)
Net unrealized appreciation on investments	5,484,339
NET ASSETS	$23,269,225

Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	1,857,956

Net asset value, offering price and redemption price per share (Note 2)	$12.52

See accompanying notes to financial statements.

The Piedmont Select Equity Fund
Statement of Operations For the Year Ended March 31, 2012

INVESTMENT INCOME
Dividend income (Net of foreign tax of $12,612)	$237,092

EXPENSES
Investment advisory fees (Note 5)	187,251
Professional fees	35,323
Fund accounting fees (Note 5)	32,088
Administration fees (Note 5)	31,242
Registration and filing fees	26,988
Insurance expense	12,950
Transfer agent fees (Note 5)	12,250
Custody and bank service fees	7,868
Distributor services fees (Note 5)	6,000
Trustees’ fees	5,700
Printing of shareholder reports	5,416
Postage and supplies	3,379
Other expenses	6,310
Total expenses	372,765
Less fees waived by the Advisor (Note 5)	(91,888)
Net expenses	280,877

NET INVESTMENT LOSS	(43,785)

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS AND SECURITIES SOLD SHORT
Net realized gains (losses) from security transactions:
Investments	1,561,446
Securities sold short	(52)
Net change in unrealized appreciation (depreciation) on investments	1,161,805

NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS AND SECURITIES SOLD SHORT	2,723,199

NET INCREASE IN NET ASSETS FROM OPERATIONS	$2,679,414

See accompanying notes to financial statements.

The Piedmont Select Equity Fund
Statements of Changes in Net Assets

	Year Ended March 31, 2012	Year Ended March 31, 2011
FROM OPERATIONS
Net investment loss	$(43,785)	$(36,375)
Net realized gains (losses) from security transactions:
Investments	1,561,446	841,777
Securities sold short	(52)	(157,487)
Net change in unrealized appreciation (depreciation) on:
Investments	1,161,805	1,160,750
Securities sold short	—	46,688
Net increase in net assets from operations	2,679,414	1,855,353

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	560,778	261,359
Payments for shares redeemed	(474,536)	(536,174)
Net increase (decrease) in net assets from capital share transactions	86,242	(274,815)

TOTAL INCREASE IN NET ASSETS	2,765,656	1,580,538

NET ASSETS
Beginning of year	20,503,569	18,923,031
End of year	$23,269,225	$20,503,569

ACCUMULATED NET INVESTMENT INCOME	$—	$—

CAPITAL SHARE ACTIVITY
Shares sold	47,733	25,356
Shares redeemed	(41,736)	(52,586)
Net increase (decrease) in shares outstanding	5,997	(27,230)
Shares outstanding at beginning of year	1,851,959	1,879,189
Shares outstanding at end of year	1,857,956	1,851,959

See accompanying notes to financial statements.

The Piedmont Select Equity Fund
Financial Highlights

Per Share Data for a Share Outstanding Throughout Each Year
	Year Ended March 31, 2012		Year Ended March 31, 2011		Year Ended March 31, 2010		Year Ended March 31, 2009		Year Ended March 31, 2008
Net asset value at beginning of year	$11.07		$10.07		$7.50		$10.22		$11.14

Income (loss) from investment operations:
Net investment loss	(0.02)		(0.02)		(0.00	)(a)	(0.02)		(0.07)
Net realized and unrealized gains (losses) on investments	1.47		1.02		2.57		(2.70)		(0.84)
Total from investment operations	1.45		1.00		2.57		(2.72)		(0.91)

Less distributions:
From net investment income	—		—		—		—		(0.01)

Net asset value at end of year	$12.52		$11.07		$10.07		$7.50		$10.22

Total return (b)	13.10%		9.93%		34.27%		(26.61%	)	(8.17% )

Net assets at end of year (000’s)	$23,269		$20,504		$18,923		$11,319		$16,022

Ratios/supplementary data:
Ratio of total expenses to average net assets	1.79%		1.95%		2.17%		2.45%		2.22%

Ratio of net expenses to average net assets (c)	1.35%		1.39%	(d)	1.41%	(d)	1.62%	(d)	1.67% (d)

Ratio of net investment loss to average net assets (c)	(0.21%	)	(0.19%	)	(0.05%	)	(0.23%	)	(0.60% )

Portfolio turnover rate	28%		51%		62%		67%		82%

(a)	Amount rounds to less than $0.01 per share.

(b)
Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	Ratio was determined after advisory fee waivers and expense reimbursements (Note 5).

(d)	The net expense ratio listed is greater than the expense limit of 1.35% due to dividends and brokerage fees on securities sold short and interest expense, if any (Note 5).

See accompanying notes to financial statements.

The Piedmont Select Equity Fund
Notes to Financial Statements March 31, 2012

1.	Organization

The Piedmont Select Equity Fund (the “Fund”) is a non-diversified series of The Piedmont Investment Trust (the “Trust”), which is organized as a Delaware Statutory Trust and is registered under the Investment Company Act of 1940 as an open-end management investment company.

The Fund commenced operations on April 26, 2005. The investment objective of the Fund is to provide long-term growth of capital.

2.	Significant Accounting Policies

The following is a summary of the Fund’s significant accounting policies. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

Securities Valuation — The valuation of portfolio securities is determined in accordance with procedures established by, and under the direction of, the Board of Trustees (the “Trustees”). In determining the value of the Fund’s total assets, portfolio securities are generally calculated at market value using quotations from the primary market in which they are traded. Instruments with maturities of 60 days or less may be valued at amortized cost, which approximates market value. The Fund normally uses pricing services to obtain market quotations. Securities and assets for which representative market quotations are not readily available or which cannot be accurately valued using the Fund’s normal pricing procedures are valued at fair value as determined in good faith under policies approved by the Trustees and will be classified as Level 2 or 3 (see below) within the fair value hierarchy, depending on the inputs used. Fair value pricing may be used, for example, in situations where (i) a portfolio security, such as a mid-cap stock, is so thinly traded that there have been no transactions for that stock over an extended period of time; (ii) the exchange on which the portfolio security is principally traded closes early; or (iii) trading of the particular portfolio security is halted during the day and does not resume prior to the Fund’s net asset value calculation. Pursuant to policies adopted by the Trustees, the investment advisor is responsible for notifying the Trustees (or the Trust’s Fair Value Committee) when it believes that fair value pricing is required for a particular security. The Fund’s policies regarding fair value pricing are intended to result in a calculation of the Fund’s net asset value that fairly reflects portfolio security values as of the time of pricing. A portfolio security’s “fair value” price may differ from the price next available for that portfolio security using the Fund’s normal pricing procedures. The Fund may be unable to receive the portfolio security’s fair value if the Fund should sell the security. The Trustees monitor and evaluate the Fund’s use of fair value pricing and periodically review the results of any fair valuation under the Fund’s policies.

GAAP establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements.

The Piedmont Select Equity Fund
Notes to Financial Statements (Continued)

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical securities

•	Level 2 – other significant observable inputs

•	Level 3 – significant unobservable inputs

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement.

The following is a summary of the inputs used to value the Fund’s investments as of March 31, 2012 by security type:

	Level 1	Level 2	Level 3	Total
Common Stocks	$22,209,701	$—	$—	$22,209,701
Money Market Funds	984,596	—	—	984,596
Total	$23,194,297	$—	$—	$23,194,297

Refer to the Fund’s Schedule of Investments for a listing of the common stocks valued using Level 1 inputs by industry type. During the year ended March 31, 2012, the Fund did not have any significant transfers in and out of any Level. There were no Level 2 or 3 securities or derivative instruments held in the Fund during the year ended or as of March 31, 2012. It is the Fund’s policy to recognize transfers into and out of any Level at the end of the reporting period.

Share Valuation — The net asset value of the Fund’s shares is calculated daily by dividing the total value of the Fund’s assets, less liabilities, by the number of shares outstanding. The offering price and redemption price per share are equal to the net asset value per share.

Investment Transactions — Investment transactions are accounted for on trade date. Gains and losses on securities sold are determined on a specific identification basis, which is the same basis used for federal income tax purposes.

Investment Income — Dividend income is recorded on the ex-dividend date. Interest income is accrued as earned. Discounts and premiums on fixed income securities are amortized using the effective interest method.

The Piedmont Select Equity Fund
Notes to Financial Statements (Continued)

Securities Sold Short — The Fund may sell securities short for economic hedging purposes. For financial statement purposes, an amount equal to the settlement amount is included on the Statement of Assets and Liabilities as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the short position. Subsequent fluctuations in the market prices of securities sold, but not yet purchased, may require purchasing the securities at prices which may differ from the market value reflected on the Statement of Assets and Liabilities. The Fund is liable for any dividends payable on securities while those securities are in a short position. As collateral for its short positions, the Fund is required under the Investment Company Act of 1940 to maintain assets consisting of cash, cash equivalents or liquid securities. The amount of the collateral is required to be adjusted daily to reflect changes in the value of the securities sold short. The broker may charge interest if a specified portion of the collateral is not held in cash.

Option Transactions — The Fund may purchase and write put and call options on securities. The Fund may write a call or put option only if the option is “covered” by the Fund holding a position in the underlying securities or by other means which would permit immediate satisfaction of the Fund’s obligation as writer of the option. When the Fund writes an option, an amount equal to the premium received by the Fund is included on the Statement of Assets and Liabilities as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the option written. By writing an option, the Fund may become obligated during the term of the option to deliver or purchase the securities underlying the option at the exercise price if the option is exercised. When an option expires on its stipulated expiration date or the Fund enters into a closing purchasing transaction, the Fund realizes a gain or loss if the cost of the closing purchase transaction differs from the premium received when the option was sold without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When an option is exercised, the premium originally received decreases the cost basis of the security (or increases the proceeds on a sale of the security). If a put or call option purchased by the Fund is not sold when it has remaining value, and if the market price of the underlying security, in the case of a put, remains equal to or greater than the exercise price or, in the case of a call, remains less than or equal to the exercise price, the Fund will lose its entire investment in the option. Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security.

Dividend Distributions — Distributions to shareholders arising from net investment income and from net realized capital gains (if any) are declared and paid at least annually. The amount of distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are either temporary or permanent in nature. Dividends and distributions are recorded on the ex-dividend date. There were no distributions paid to shareholders during the years ended March 31, 2012 and March 31, 2011.

The Piedmont Select Equity Fund
Notes to Financial Statements (Continued)

Estimates — The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

3.	Federal Income Tax

It is the Fund’s policy to comply with the special provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. As provided therein, in any fiscal year in which the Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes is required.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also the Fund’s intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

The following information is computed on a tax basis for each item as of March 31, 2012:

Cost of portfolio investments	$17,709,958
Gross unrealized appreciation	$5,939,654
Gross unrealized depreciation	(455,315)
Net unrealized appreciation	5,484,339
Capital loss carryforwards	(1,047,587)
Post-October losses	(203,921)
Distributable earnings	$4,232,831

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after March 31, 2011, may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Under the law in effect prior to the Act, pre-enactment net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses. Therefore, pre-enactment capital loss carryforwards are more likely to expire unused.

During the year ended March 31, 2012, the Fund utilized capital loss carryforwards in the amount of $1,765,315 to offset current year realized gains.

As of March 31, 2012, the Fund had short-term capital loss carryforwards for federal income tax purposes of $1,047,587, which expire on March 31, 2018. In addition, the Fund had net realized capital losses of $203,921 during the period November 1, 2011 through March 31, 2012 (“post-October losses”), which are treated for federal income tax purposes as arising during the Fund’s tax year ending March 31, 2013. These capital loss carryforwards and post-October losses may be utilized in future years to offset net realized capital gains, if any, prior to distributing such gains to shareholders.

The Piedmont Select Equity Fund
Notes to Financial Statements (Continued)

During the year ended March 31, 2012, the Fund reclassified $43,785 of net investment loss against paid-in capital on the Statement of Assets and Liabilities. Such reclassification, the result of permanent differences between the financial statement and income tax reporting requirements, has no effect on the Fund’s net assets or net asset value per share.

The Fund recognizes the tax benefits or expenses of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has reviewed the Fund’s tax positions taken on federal income tax returns for all open tax years (tax years ended March 31, 2009 through March 31, 2012) and has concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements.

4.	Investment Transactions

During the year ended March 31, 2012, cost of purchases and sales of investment securities, other than short-term investments and U.S. government securities, were $6,648,083 and $5,525,861, respectively.

5.	Transactions with Affiliates

A Trustee and certain officers of the Trust are also officers of Sheets Smith Wealth Management, Inc. (the “Advisor”) or of Ultimus Fund Solutions, LLC (“Ultimus”), the Fund’s administrator, transfer agent and fund accounting agent, and Ultimus Fund Distributors, LLC (the “Distributor”), the Fund’s principal underwriter.

INVESTMENT ADVISORY AGREEMENT
Under the terms of an Investment Advisory Agreement between the Trust and the Advisor, the Advisor serves as the investment advisor to the Fund. For its services, the Fund pays the Advisor an investment advisory fee, which is computed and accrued daily and paid monthly, at the annual rate of 0.90% of the Fund’s average daily net assets.

The Advisor has entered into an Expense Limitation Agreement with the Fund under which it has agreed to waive its investment advisory fees and to assume other expenses of the Fund, if necessary, in order to limit the Fund’s total operating expenses (exclusive of interest, taxes, brokerage fees and commissions, dividends on securities sold short and extraordinary expenses) to not more than 1.35% of the Fund’s average daily net assets. This Expense Limitation Agreement is currently in effect until August 1, 2012 and may continue from year-to-year thereafter, provided such continuation is approved by the Trustees. Accordingly, during the year ended March 31, 2012, the Advisor waived investment advisory fees of $91,888.

ADMINISTRATION AGREEMENT
Under the terms of an Administration Agreement with the Trust, Ultimus supplies executive, administrative and regulatory services to the Fund, supervises the preparation of tax returns, and coordinates the preparation of reports to shareholders and reports to and filings with the Securities and Exchange Commission (the “SEC”) and state securities authorities. For these services, the Fund pays to Ultimus, on a monthly basis, a fee equal to 0.15% per annum of the Fund’s average daily net assets up to $50 million, 0.125% of such assets from $50 million to $100 million, 0.10% of such assets from $100

The Piedmont Select Equity Fund
Notes to Financial Statements (Continued)

million to $250 million, 0.075% of such assets from $250 million to $500 million and 0.05% of such assets in excess of $500 million, provided, however, that the minimum fee is $2,000 per month.

FUND ACCOUNTING AGREEMENT
Under the terms of a Fund Accounting Agreement with the Trust, Ultimus calculates the daily net asset value per share and maintains the financial books and records of the Fund. For these services, Ultimus receives a base fee of $2,500 per month, plus an asset-based fee at the annual rate of 0.01% of the first $500 million of the Fund’s average daily net assets and 0.005% of such assets in excess of $500 million. In addition, the Fund pays all costs of external pricing services.

TRANSFER AGENT AND SHAREHOLDER SERVICES AGREEMENT
Under the terms of a Transfer Agent and Shareholder Services Agreement with the Trust, Ultimus maintains the records of each shareholder’s account, answers shareholders’ inquiries concerning their accounts, processes purchases and redemptions of the Fund’s shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. For these services, Ultimus receives a fee payable monthly at an annual rate of $20 per account, provided, however, that the minimum fee is $1,000 per month if the Fund has less than 25 shareholders, $1,250 if the Fund has between 25 and 100 shareholders and $1,500 per month if the Fund has more than 100 shareholders. In addition, the Fund pays out-of-pocket expenses, including but not limited to, postage and supplies.

DISTRIBUTION AGREEMENT
Pursuant to the terms of a Distribution Agreement with the Trust, the Distributor serves as the Fund’s principal underwriter. The Distributor receives annual compensation of $6,000 for such services. The Distributor is an affiliate of Ultimus.

6.	Contingencies and Commitments

The Fund indemnifies the Trust’s officers and Trustees for certain liabilities that might arise from their performance of their duties to the Fund. Additionally, in the normal course of business the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

7.	Subsequent Events

The Fund is required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed as of the date of the Statement of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Fund is required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. Management has evaluated subsequent events through the issuance of these financial statements and has noted no such events.

The Piedmont Select Equity Fund
Notes to Financial Statements (Continued)

8.	Recent Accounting Pronouncement

In May 2011, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs.” ASU No. 2011-04 establishes common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP and International Financial Reporting Standards. ASU No. 2011-04 is effective for interim and annual periods beginning after December 15, 2011 and is applied prospectively. Management is currently evaluating the impact ASU No. 2011-04 may have on financial statement disclosures.

The Piedmont Select Equity Fund
Report of Independent Registered Public Accounting Firm

To the Board of Trustees of The Piedmont Investment Trust
and the Shareholders of The Piedmont Select Equity Fund:

We have audited the accompanying statement of assets and liabilities of The Piedmont Select Equity Fund, a series of shares of The Piedmont Investment Trust (the “Fund”), including the schedule of investments, as of March 31, 2012, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2012 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Piedmont Select Equity Fund as of March 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Philadelphia, Pennsylvania
May 23, 2012

The Piedmont Select Equity Fund
About Your Fund’s Expenses (Unaudited)

We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of the Fund, you incur ongoing costs, including management fees and other fund expenses. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in the Fund and to compare these ongoing costs with the ongoing costs of investing in other mutual funds.

A mutual fund’s ongoing costs are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The expenses in the table below are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period (October 1, 2011 through March 31, 2012).

The table below illustrates the Fund’s ongoing costs in two ways:

Actual fund return – This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the third column shows the dollar amount of operating expenses that would have been paid by an investor who started with $1,000 in the Fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Fund under the heading “Expenses Paid During Period.”

Hypothetical 5% return – This section is intended to help you compare the Fund’s ongoing costs with those of other mutual funds. It assumes that the Fund had an annual return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case, because the return used is not the Fund’s actual return, the results do not apply to your investment. The example is useful in making comparisons because the SEC requires all mutual funds to calculate expenses based on a 5% return. You can assess the Fund’s ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that expenses shown in the table are meant to highlight and help you compare ongoing costs only. The Fund does not impose any sales loads or redemption fees. The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

The Piedmont Select Equity Fund
About Your Fund’s Expenses (Unaudited) (Continued)

More information about the Fund’s expenses, including historical annual expense ratios, can be found in this report. For additional information on operating expenses and other shareholder costs, please refer to the Fund’s prospectus.

	Beginning Account Value October 1, 2011	Ending Account Value March 31, 2012	Expenses Paid During Period*
Based on Actual Fund Return	$1,000.00	$1,269.80	$7.66
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,018.25	$6.81

*	Expenses are equal to the Fund’s annualized expense ratio of 1.35% for the period, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free 1-888 859-5865, or on the SEC’s website at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available without charge upon request by calling toll-free 1-888-859-5865, or on the SEC’s website at http://www.sec.gov.

The Fund files a complete listing of portfolio holdings of the Fund with the SEC as of the end of the first and third quarters of each fiscal year on Form N-Q. The filings are available upon request, by calling 1-888-859-5865. Furthermore, you may obtain a copy of these filings on the SEC’s website at http://www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

The Piedmont Select Equity Fund
Board of Trustees and Executive Officers (Unaudited)

Overall responsibility for management of the Fund rests with the Board of Trustees. The Trustees serve during the lifetime of the Trust and until its termination, or until death, resignation, retirement or removal. The Trustees, in turn, elect the officers of the Trust to actively supervise its day-to-day operations. The officers have been elected for an annual term.

The following table provides information regarding each Trustee and executive officer of the Trust including their principal occupations during the past five years and public directorships held by the Trustees:

Name, Address and Year of Birth	Position(s) held with Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships of Public Companies Held by Trustee
INDEPENDENT TRUSTEES
Richard V. Fulp 2325 Warwick Road Winston-Salem, NC 27104 Year of birth: 1942	Trustee	Since August 2006	Director of Franklin Street Partners, Inc. (investment manager) since 1994 and Managing Partner since 1997; Managing Partner of Franklin Street Ventures (venture capital firm) since 1997; Chairman of the Board of Franklin Street Trust Company (NC chartered trust company) since 1994; Director since 2007 and Treasurer since 2008 of Arbor Acres, Inc. (non-profit retirement home).	1	None
Greg A. Christos Level 4 Group, Inc. 4309 Emperor Boulevard Suite 100 Durham, NC 27703 Year of birth: 1957	Trustee	Since August 2006	Chief Executive Officer of Level 4 Group, Inc. (formerly SECUSA Holdings, Inc.) (leveraged-buy-out and merchant banking company) since June 2003.	1	None
INTERESTED TRUSTEE*
David B. Gilbert 120 Club Oaks Court Suite 200 Winston-Salem, NC 27104 Year of birth: 1942	Trustee and President/ Treasurer (Principal Executive Officer and Principal Financial Officer)	Since April 2009	Executive Vice President, Sheets Smith Wealth Management, Inc. since February, 1994.	1	None

*	Mr. Gilbert is an Interested Trustee because he is Executive Vice President of Sheets Smith Wealth Management, Inc., the investment advisor of the Fund.

The Piedmont Select Equity Fund
Board of Trustees and Executive Officers (Unaudited) (Continued)

Name, Address and Age	Position(s) Held with Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years
OTHER OFFICERS
Robert G. Dorsey 225 Pictoria Drive Suite 450 Cincinnati, OH 45246 Year of birth: 1957	Vice President	Since June 2007	Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC
Frank L. Newbauer 225 Pictoria Drive Suite 450 Cincinnati, OH 45246 Year of birth: 1954	Secretary	Since March 2011	Assistant Vice President – Fund Administration of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC
Paul T. Anthony 120 Club Oaks Court Suite 200 Winston-Salem, NC 27104 Year of birth: 1965	Chief Compliance Officer	Since May 2006	Chief Compliance Officer of Sheets Smith Wealth Management, Inc.

Additional information about members of the Board of Trustees and executive officers is available in the Statement of Additional Information (“SAI”). To obtain a copy of the SAI, please call 1-888-859-5865.

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The Piedmont Select Equity Fund
is a series of
The Piedmont Investment Trust
_______________________

For Shareholder Service Inquiries:	For Investment Advisor Inquiries:
The Piedmont Select Equity Fund	Sheets Smith Wealth Management, Inc.
c/o Ultimus Fund Solutions, LLC	120 Club Oaks Court, Suite 200
225 Pictoria Drive, Suite 450	Winston Salem, North Carolina 27104
Cincinnati, OH 45246

Toll-Free Telephone:	World Wide Web @:
1-888-859-5865	piedmontselectfund.com

An investment in the Fund is subject to investment risks, including the possible loss of some or the entire principal amount invested. There can be no assurance that the Fund will be successful in meeting its investment objective. Investment in the Fund is also subject to the following risks: market risk, management style risk, sector risk, nondiversified fund risk, issuer risk, mid-cap risk, interest rate risk and credit risk. More information about these risks and other risks can be found in the Fund’s prospectus.

The performance information quoted in this report represents past performance, which is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted.

An investor should consider the investment objectives, risks, and charges and expenses of the Fund carefully before investing. The prospectus contains this and other information about the Fund. A copy of the prospectus is available at www.piedmontselectfund.com or by calling Shareholder Services at 1-888-859-5865. The prospectus should be read carefully before investing.

Stated performance in the Fund was achieved at some or all points during the year by waiving or reimbursing part of the Fund’s total expenses to ensure shareholders did not absorb expenses significantly greater than the industry norm.

This Annual Report was first distributed to shareholders on or about May 30, 2012.

For More Information on Your Piedmont Select Equity Mutual Fund:

See Our Web site @ www.piedmontselectfund.com or

Call Our Shareholder Services Group Toll-Free at 1-888-859-5865

Item 2.	Code of Ethics.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.  Pursuant to Item 12(a)(1), a copy of registrant’s code of ethics is filed as an exhibit to this Form N-CSR.  During the period covered by this report, the code of ethics has not been amended, and the registrant has not granted any waivers, including implicit waivers, from the provisions of the code of ethics.

Item 3.	Audit Committee Financial Expert.

The registrant’s board of trustees has determined that the registrant does not have an audit committee financial expert serving on its audit committee.  The audit committee determined that, although none of its members meet the technical definition of an audit committee financial expert, the members have sufficient financial expertise to address any issues that are likely to come before the committee.  It was the view of the committee that, if novel issues ever arise, it will hire an expert to assist it as needed.

Item 4.	Principal Accountant Fees and Services.

(a)
Audit Fees.  The aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $13,500 and $13,500 with respect to the registrant’s fiscal years ended March 31, 2012 and 2011, respectively.

(b)
Audit-Related Fees.  No fees were billed in either of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item.

(c)
Tax Fees.  The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $2,000 and $2,000 with respect to the registrant’s fiscal years ended March 31, 2012 and 2011, respectively.  The services comprising these fees are the preparation of the registrant’s federal and state income and federal excise tax returns.

(d)
All Other Fees.  No fees were billed in either of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item.

(e)(1)	The audit committee has not adopted pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(e)(2)	None of the services described in paragraph (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)
Less than 50% of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g)
Aggregate non-audit fees of $2,000 and $2,000 were billed by the registrant’s accountant for services rendered to the registrant with respect to the fiscal years ended March 31, 2012 and 2011, respectively.  No non-audit fees were billed in either of the last two fiscal years by the registrant’s accountant for services rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

(h)
The principal accountant has not provided any non-audit services to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant.

Item 5.	Audit Committee of Listed Registrants.

Not applicable

Item 6.	Schedule of Investments.

(a)	Not applicable [schedule filed with Item 1]

(b)	Not applicable

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable

Item 10.	Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11.	Controls and Procedures.

(a)  Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days of the filing date of this report, the registrant’s principal executive officer and principal financial officer have concluded that such disclosure controls and procedures are reasonably designed and are operating effectively to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared, and that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)  There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit:  Attached hereto

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)): Attached hereto

(a)(3)  Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons:  Not applicable

(b)  Certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)):  Attached hereto

Exhibit 99.CODE ETH	Code of Ethics

Exhibit 99.CERT	Certifications required by Rule 30a-2(a) under the Act

Exhibit 99.906CERT	Certifications required by Rule 30a-2(b) under the Act

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)   The Piedmont Investment Trust

By (Signature and Title)*		/s/ David B. Gilbert
David B. Gilbert, Trustee, President, Treasurer,
Principal Executive Officer & Principal Financial Officer

Date	May 31, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*		/s/ David B. Gilbert
David B. Gilbert, Trustee, President, Treasurer,
Principal Executive Officer & Principal Financial Officer

Date	May 31, 2012

* Print the name and title of each signing officer under his or her signature.